                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Randolph C. Read and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 27th day of August, 1996.





                              Roger W. Stone

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Randolph C. Read and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 27th day of August, 1996.





                              Thomas P. Cutilletta

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Randolph C. Read and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 27th day of August, 1996.





                              William F. Aldinger

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Randolph C. Read and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 27th day of August, 1996.





                              Richard A. Giesen

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Randolph C. Read and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 27th day of August, 1996.





                              James J. Glasser

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Randolph C. Read and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 27th day of August, 1996.





                              Jack M. Greenberg

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Randolph C. Read and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 27th day of August, 1996.





                              George D. Kennedy

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Randolph C. Read and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 27th day of August, 1996.





                              Howard C. Miller, Jr.

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Randolph C. Read and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 29th day of August, 1996.





                              John D. Nichols

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Randolph C. Read and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 27th day of August, 1996.





                              Jerry K. Pearlman

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Randolph C. Read and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 27th day of August, 1996.





                              Richard J. Raskin

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Randolph C. Read and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 27th day of August, 1996.





                              Alan Stone

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Randolph C. Read and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 27th day of August, 1996.





                              Avery J. Stone

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Randolph C. Read and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 27th day of August, 1996.





                              Ira N. Stone

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Roger W. Stone, Randolph C. Read and Leslie T. Lederer, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities to sign a registration statement on Form S-4 relating to debt securities of Stone Container Corporation, and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes the undersigned might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents or any of them, or the substitute or substitutes of said attorneys-in-fact and agents or any of them, may lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned this Power of Attorney this 27th day of August, 1996.





                              James H. Stone